UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  July 30,
                            2003


     ___AEI REAL ESTATE FUND 86-A LIMITED PARTNERSHIP___
   (Exact Name of Registrant as Specified in its Charter)

      _________________State of Delaware______________
      (State or other Jurisdiction of Incorporation or
                        Organization)




    ______0-14090_________         _____41-6273958_____
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


_____30 East 7th Street, Suite 1300, St. Paul, Minnesota 55101_____
          (Address of Principal Executive Offices)


        _______________(651) 227-7333_______________
    (Registrant's telephone number, including area code)


 ___________________________________________________________
    (Former name or former address, if changed since last
                           report)



Item 2.   Acquisition or Disposition of Assets.

       On July 30, 2003, the Partnership sold its 61.7638% interest in a Taco Cabana restaurant in Houston, Texas to the lessee. The Partnership received net proceeds of approximately $1,086,000 for the property, which resulted in a net gain of approximately $360,000.

Item 7.   Financial Statements and Exhibits.

         (a) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the property on January 1, 2002, the Partnership's Investments in Real Estate would have been reduced by $743,113 and its Current Assets
             (cash) would have increased by approximately $1,086,000 and Partner's Capital would have increased by $342,887.

             The rental income for the Partnership would have decreased from $401,479 to $255,046 for the year ended December 31, 2002 and from $85,916 to $12,000 for the six months ended June 30, 2003 if the Partnership had not owned the property during the periods.

             Depreciation Expense would have decreased by $11,140 and $5,570 for the year ended December
             31, 2002 and the six months ended June 30, 2003, respectively.

             Partnership Administration and Property Management Expense would have decreased by $499 and $434 for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively.

             The net effect of these pro forma adjustments would have caused Net Income to decrease from $522,233 to $387,439 and from $31,768 to
             $(36,144), which would have resulted in Net Income of $53.31 and $(5.07) per Limited Partnership Unit outstanding for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively.

         (b) Exhibits

                         Exhibit  10.1 - Purchase  Agreement
                         dated  May  21,  2003  between  the
                         Partnership,  AEI Net Lease  Income
                         and   Growth   Fund   XIX   Limited
                         Partnership and Texas Taco  Cabana,
                         LP  relating to the property at 700
                         North   Loop  610  West,   Houston,
                         Texas  (incorporated  by  reference
                         to  Exhibit  10.1  of  Form  10-QSB
                         filed on August 8, 2003).


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND 86-A
                              LIMITED PARTNERSHIP

                              By:  AEI Fund Management 86-A, Inc.
                                   Its:  Managing General Partner


Date:  August 11, 2003             /s/ Patrick W. Keene
                              By:      Patrick W. Keene
                                   Its Chief Financial Officer